UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2009

CALLWAVE, INC.

(Exact Name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50958	77-0490995
(Commissioner File Number)	(IRS Employer Identification No.)

136 West Canon Perdido Street, Suite C, Santa Barbara, California 93101

(Address of principal executive offices)

(805) 690-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 9, 2009, CallWave, Inc. (the “Company”) provided advance notice to The NASDAQ Stock Market of its intent to voluntarily file for deregistration with the Securities and Exchange Commission and delist its common stock from The NASDAQ Global Market. The deregistration and delisting will be in connection with the reverse and forward stock splits that are scheduled to be voted on by the Company’s stockholders at a special meeting of stockholders on June 29, 2009. The press release announcing the Company’s intent to voluntarily delist and deregister its common stock is filed herewith as Exhibit 99.1 to this report and is incorporated into this Item 3.01 by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated June 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLWAVE, INC., a Delaware corporation

Date: June 9, 2009	By:	/s/ Jeffrey M. Cavins
Jeffrey M. Cavins
Chief Executive Officer

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